UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 27, 2004

CABOT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE		04-2271897
(State or other jurisdiction	1-5667	(IRS Employer
of incorporation)	(Commission File Number)	Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
(Address of principal executive offices) (Zip Code)

(617) 345-0100
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

          99.1 — Press release issued by Cabot Corporation on April 27, 2004.

Item 12. Results of Operations and Financial Condition.

          On April 27, 2004, Cabot Corporation issued a press release, dated April 27, 2004, announcing its operating results for the second quarter of fiscal year 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

	By:	/s/ David J. Elliott

		Name:	David J. Elliott
		Title:	Controller

Date: April 27, 2004

INDEX TO EXHIBIT

Exhibit
Number	Title
99.1	Press release issued by Cabot Corporation on April 27, 2004.

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